UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 25, 2006
Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
111 Eighth Avenue
New York, New York 10011
(Address of principal executive offices, including zip code)
(212) 624-3700
(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX

Item 2.02. Results of Operations and Financial Condition
     On October 25, 2006, Emdeon Corporation, which owns approximately 85.6% of the outstanding common stock of WebMD Health Corp., issued a press release announcing Emdeon’s preliminary results for the quarter ended September 30, 2006. A copy of the press release is incorporated by reference, as Exhibit 99.1 hereto, from Exhibit 99.1 to the Current Report on Form 8-K filed today by Emdeon. In addition, copies of Annexes A and B to the press release are incorporated by reference, as Exhibits 99.2 and 99.3 hereto, from Exhibits 99.2 and 99.3 to the Current Report on Form 8-K filed today by Emdeon. Exhibits 99.1, 99.2 and 99.3 to this Current Report are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall either of those Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     As previously announced, Emdeon and WebMD will release their respective financial results for the three months ended September 30, 2006 at approximately 4:00 pm (ET) on Thursday, November 2, 2006. The companies will host a conference call at 4:45 pm (ET) on that day to discuss those results. Investors can access the call via webcast at www.emdeon.com (in the About Emdeon section) or at www.wbmd.com (in the Investor Relations section) at that time. A replay of the call will be available at the same web addresses.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits

The following exhibits are furnished herewith:
99.1	Press Release, dated October 25, 2006, regarding Emdeon Corporation’s release of preliminary results for the quarter ended September 30, 2006 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Emdeon Corporation on October 25, 2006)

99.2	Annex A to Exhibit 99.1 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Emdeon Corporation on October 25, 2006)

99.3	Annex B to Exhibit 99.1 (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by Emdeon Corporation on October 25, 2006)

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: October 25, 2006	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated October 25, 2006, regarding Emdeon Corporation’s release of preliminary results for the quarter ended September 30, 2006 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Emdeon Corporation on October 25, 2006)

99.2	Annex A to Exhibit 99.1 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Emdeon Corporation on October 25, 2006)

99.3	Annex B to Exhibit 99.1 (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by Emdeon Corporation on October 25, 2006)